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                                                                      Exhibit 23

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-24703) of H.B. Fuller Company of our report dated June 17, 2002 relating to the financial statements of the EFTEC Savings Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 28, 2002